UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2005

ManTech International Corporation
(Exact name of registrant as specified in its charter)
Delaware	000-49604	22-1852179
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12015 Lee Jackson Highway, Fairfax, VA	22033
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (703) 218-6000

_________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Kevin M. Phillips

On November 30, 2005, the Company's Board of Directors appointed Mr. Kevin M. Phillips to serve as the Company's Chief Financial Officer. Previously, on August 26, 2005, the Company had announced the appointment of Mr. Phillips to serve as the Company's Chief Financial Officer on an interim basis, while the Company's Audit Committee conducted a formal search for qualified candidates.

The information required by Item 5.02(c)(2) of Form 8-K was previously provided by the Company in connection with the Company's Form 8-K filed with the SEC on August 26, 2005.

Item 9.01 Financial Statements and Exhibits

(c)     Exhibits.

Exhibit No.	Description of Exhibit
99.1*	ManTech International Corporation Press Release, dated December 1, 2005, announcing the appointment of Kevin M. Phillips as Chief Financial Officer of the Company.
* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ManTech International Corporation

Date: December 1, 2005	By: /s/ Kevin M. Phillips
Kevin M. Phillips
Chief Financial Officer